Dreyfus

Municipal Income, Inc.

ANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Dividend Reinvestment Plan

                            26   Important Tax Information

                            27   Proxy Results

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Income, Inc., covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Despite some fluctuations because of changing economic conditions, municipal bond prices have risen modestly over the past 12 months. Most of those gains, however, were achieved after January 2000, when positive supply-and-demand influences helped support a municipal bond market rally.

More recently, most sectors of the municipal bond market have also benefited from slowing economic growth. In addition to the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000, the U.S. economy has slowed in response to several factors that include higher energy prices and a weak euro. While some inflation concerns remain, the Fed has apparently achieved its goal of a "soft landing" for the U.S. economy.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our web site at www.dreyfus.com

Thank you for investing in Dreyfus Municipal Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform during the period?

The fund produced a 6.23% total return over the 12-month reporting period ended September 30, 2000.(1) In addition, the fund provided income dividends of $0.5280 per share, which is equal to a distribution rate of 6.70% over the same period.(2)

We believe that the fund' s yield performance provided competitive levels of current income. We are also pleased that our second-half performance offset much of the fund' s lackluster total return during the first half of the reporting period.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a portfolio of municipal bonds. In so doing, we strive to identify bonds that we believe can
help    the    fund    in    seeking    high    current    income.

We generally employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we look for bonds that we believe can potentially provide high then current levels of income. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. For example, if we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain then current yields for as long as we think practical.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When bonds within the fund mature or are redeemed by their issuers, we generally attempt to replace them with new comparable securities. We also look to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

When the reporting period began on October 1, 1999, the U.S. economy was growing strongly, raising concerns that inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates four times for a total increase of 1.25 percentage points during the reporting period. Higher interest rates and inflation fears eroded the prices of some municipal bonds, especially deep discount bonds.

However, the municipal bond market and the fund recovered strongly during the second half of the reporting period when signs of an economic slowdown emerged, suggesting that the Fed's restrictive monetary policies could be near an end. In addition, many states and municipalities have enjoyed healthy tax revenues and budget surpluses over the past 12 months, curtailing their need to borrow and resulting in a reduced supply of securities. At the same time, demand for municipal bonds has been strong from individuals seeking to protect their wealth. These factors helped keep municipal bond yields relatively low, and prices high, compared to taxable bonds.

In addition, we put to work the proceeds of our issuance of auction preferred shares, which occurred in September 1999, just before the 12-month reporting period began. We primarily invested this new money in income-oriented bonds from the housing and hospital sectors, both of which offered a reasonable supply of newly issued bonds. We also invested in high quality bonds from states with relatively high income tax revenues because they tend to have the more liquidity, potentially making them relatively easy to buy and sell. And because the differences in yields between high quality and lower quality bonds were relatively narrow when these investments were made, we gave up little income potential by focusing on high quality securities.

 What is the fund's current strategy?

In our view, slower economic growth and dissipating inflation concerns can benefit the municipal bond market overall. However, should the economy slow, some issuers may have more difficulty meeting their revenue projections, which could adversely affect their credit ratings. Accordingly, we have continued to look for high quality bonds that will not be subject to early redemption by their issuers over the next several years.

We are also encouraged by certain secular trends, such as the aging of the baby boomer generation. As these individuals move closer to retirement, we currently expect them to become more averse to both risk and taxation and perhaps, maintain demand for high quality, tax-exempt fixed-income securities even as the supply of new municipal bonds continues to fall.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2000 (Unaudited)


  Market Price per share September 30, 2000       $77_8

  Shares Outstanding September 30, 2000      20,382,927

  American Stock Exchange Ticker Symbol             DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)



                                                         Fiscal Year Ended September 30, 2000
                     ---------------------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 1999            MARCH 31, 2000            JUNE 30, 2000            SEPTEMBER 30, 2000
                    ----------------------------------------------------------------------------------------------------------------

   High                        $ 713_16                   $ 71_2                  $ 81_8                      $ 81_8

   Low                           7                          615_16                  71_8                        71_2

   Close                         71_16                      73_8                    79_16                       77_8


PERCENTAGE GAIN based on change in Market Price*

   October 24, 1988 (commencement of operations)
     through September 30, 2000                                                                                80.74%

   October 1, 1990 through September 30, 2000                                                                   71.66

   October 1, 1995 through September 30, 2000                                                                   16.01

   October 1, 1999 through September 30, 2000                                                                   10.71

   January 1, 2000 through September 30, 2000                                                                   17.41

   April 1, 2000 through September 30, 2000                                                                     10.46

   July 1, 2000 through September 30, 2000                                                                       5.86



NET ASSET VALUE PER SHARE

  October 24, 1988 (commencement of operations)         $ 9.26

  September 30, 1999                                      8.90

  December 31, 1999                                       8.39

  March 31, 2000                                          8.62

  June 30, 2000                                           8.58

  September 30, 2000                                      8.82

PERCENTAGE GAIN based on change in Net Asset Value*

   October 24, 1988 (commencement of operations)
     through September 30, 2000                                                                                118.61%

   October 1, 1990 through September 30, 2000                                                                   90.40

   October 1, 1995 through September 30, 2000                                                                   25.19

   October 1, 1999 through September 30, 2000                                                                    6.23

   January 1, 2000 through September 30, 2000                                                                   10.69

   April 1, 2000 through September 30, 2000                                                                      5.84

   July 1, 2000 through September 30, 2000                                                                       4.50

*  WITH DIVIDENDS REINVESTED.




STATEMENT OF INVESTMENTS

September 30, 2000



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.1%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--5.2%

Courtland Industrial Development Board, SWDR

   (Champion International Corp. Project) 6.50%, 9/1/2025                                     2,500,000                2,516,400

Jefferson County, Sewer Revenue, Capital Improvement

   5.75%, 2/1/2038 (Insured; FGIC)                                                            7,500,000                7,402,800

The Board of Trustees of the University of Alabama, HR

  (University of Alabama at Birmingham)

   5.875%, 9/1/2031 (Insured; MBIA)                                                           4,620,000                4,650,446

ALASKA--6.0%

Alaska Housing Finance Corp., General Mortgage Revenue

   6.05%, 6/1/2039 (Insured; MBIA)                                                            7,000,000                7,095,410

Valdez, Marine Terminal Revenue:

   (British Petroleum Pipeline Inc. Project) 5.50%, 10/1/2028                                 5,000,000                4,693,750

   (Mobil Alaska Pipeline) 5.75%, 11/1/2028                                                   5,000,000                4,882,000

ARIZONA--.9%

Tucson Airport Authority, Special Facility Revenue

  (Lockheed Aeromod Center Inc.)

   8.70%, 9/1/2019                                                                            2,500,000                2,555,500

CALIFORNIA--5.9%

Abag Financial Authority For Nonprofit Corporations:

  Insured Revenue, COP

      (Odd Fellows Home of California) 6%, 8/15/2024                                          5,000,000                5,168,050

   MFHR (Civic Center Drive Apartments) 5.875%,
      9/1/2032 (Insured; FSA)                                                                 3,750,000                3,731,137

California Health Facilities Financing Authority,
   Revenue (Sutter Health)

   6.25%, 8/15/2035                                                                           2,500,000                2,568,300

California Statewide Communties Development Authority, COP

   (Catholic Healthcare West) 6.50%, 7/1/2020                                                 5,000,000                5,041,700

COLORADO--4.4%

Colorado Springs, HR 6.375%, 12/15/2030                                                       3,000,000                2,991,660

City and County of Denver, Airport Revenue:

   8.25%, 11/15/2012 (Prerefunded 11/15/2000)                                                   560,000  (a)             573,787

   8.25%, 11/15/2012 (Prerefunded 11/15/2000)                                                 5,940,000  (a)           6,085,946

   (Special Facilities-United Airlines Inc. Project)
      6.875%, 10/1/2032                                                                       2,480,000                2,517,894

DISTRICT OF COLUMBIA--.7%

District of Columbia, Revenue
  (Catholic University America Project)

   5.625%, 10/1/2029 (Insured; AMBAC)                                                         2,080,000                2,047,843

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--5.7%

Highlands County Health Facilities Authority, HR

   (Adventist Health System) 5.25%, 11/15/2028                                                2,600,000                2,059,564

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         1,500,000                1,483,455

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.85%, 2/15/2021                                                                        6,950,000  (b)           3,968,450

   (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022                                                                         2,700,000  (b)           1,541,700

Pinellas County Housing Finance Authority, SFMR
   (Multi-County Program)

   6.70%, 2/1/2028                                                                            3,990,000                4,147,805

South Lake County Hospital District, Revenue

   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                3,000,000                2,805,450

GEORGIA--2.5%

Private Colleges and Universities Facilities Authority, Revenue,

  (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     6,110,000  (a)           6,854,137

ILLINOIS--6.9%

Chicago 6.125%, 1/1/2028 (Insured; FGIC)                                                      4,000,000                4,167,560

Chicago-O'Hare International Airport, Special Facility Revenue

  (American Airlines Inc. Project):

      8.20%, 12/1/2024                                                                        1,000,000                1,116,460

      7.875%, 11/1/2025                                                                       2,000,000                2,042,420

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facilities
    Acquisition Program):

         8.75%, 3/1/2010                                                                        115,000                  115,987

         8.50%, 9/1/2010                                                                      1,650,000                1,691,399

         5.50%, 7/1/2012                                                                      1,405,000                1,289,832

Illinois Health Facilities Authority, Revenue:

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  7,000,000                6,785,170

   (Swedish American Hospital) 6.875%, 11/15/2030                                             2,000,000                2,028,360

INDIANA--.9%

Franklin Township School Building Corporation
  (Marion County) First Mortgage

   6.125%, 1/15/2022                                                                          2,500,000                2,626,275

KENTUCKY--1.3%

Perry County, SWDR (TJ International Project) 7%, 6/1/2024                                    3,500,000                 3,584,805



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--2.6%

Maryland Health and Higher Educational
  Facilities Authority, Revenue

   (The John Hopkins University Issue) 6%, 7/1/2039                                           7,000,000                7,320,740

MASSACHUSETTS--2.1%

Massachusetts Industrial Finance Agency, Revenue

   (Water Treatment-American Hingham) 6.95%, 12/1/2035                                        5,640,000                5,839,092

MICHIGAN--5.8%

Hancock Hospital Finance Authority, Mortgage Revenue

   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,049,916

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (a)           8,983,104

Michigan Strategic Fund, SWDR
   (Genesee Power Station Project)

   7.50%, 1/1/2021                                                                            5,000,000                5,152,600

MINNESOTA--.9%

Minnesota Agricultural and Economic Development Board,

   Health Care System Revenue
   (Fairview Health Services) 6.375%, 11/15/2029                                              2,500,000                2,539,575

MISSISSIPPI--1.7%

Mississippi Business Finance Corp., PCR

   (System Energy Resource Inc. Project) 5.875%, 4/1/2022                                     5,000,000                4,653,250

MISSOURI--.7%

Missouri Housing Development Commission, Mortgage Revenue

   (Single Family- Homeownersip Loan) 6.30%, 9/1/2025                                         2,000,000                2,045,020

MONTANA--.7%

Montana Health Facility Authority, Health Care Revenue

   (Sidney Health Center) 5.75%, 9/1/2019 (Insured; ACA)                                      1,995,000                1,918,212

NEVADA--4.7%

Clark County, IDR:

   (Nevada Power Co. Project) 5.90%, 10/1/2030                                                4,000,000                3,565,000

   (Southwest Gas Corp.):

      7.50%, 9/1/2032                                                                         3,000,000                3,115,050

      6.50%, 12/1/2033                                                                        2,300,000                2,250,757

      6.10%, 12/1/2038 (Insured; AMBAC)                                                       4,000,000                4,084,400

NEW HAMPSHIRE--2.7%

New Hampshire Industrial Development Authority, PCR

   (Public Service Co. Project) 7.65%, 5/1/2021                                               7,500,000                7,676,175

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--1.1%

Farmington , PCR (Public Service Co. San Juan)
   6.30%, 12/1/2016                                                                           3,000,000                2,951,940

NEW YORK--2.0%

Monroe Tobacco Asset Securitization Corp.,
  Tobacco Settlement Revenue

   6.375, 6/1/2035                                                                            2,500,000                2,522,825

New York City 8.25%, 11/15/2010
   (Prerefunded 11/15/2001)                                                                   3,000,000  (a)           3,171,390

NORTH CAROLINA--.9%

North Carolina Housing Finance Agency ( Home Ownership)

   6.25%, 1/1/2029                                                                            2,500,000                2,550,325

NORTH DAKOTA--.1%

North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012                                       387,400                  394,114

OHIO--2.1%

Cuyahoga County, Hospital Improvement Revenue

   (The Metrohealth System Project) 6.125%, 2/15/2024                                         5,000,000                4,914,250

Ohio Housing Finance Agency,Residential Mortgage Revenue

   5.75%, 9/1/2030                                                                            1,000,000                  981,460

OKLAHOMA--.9%

Oklahoma Development Finance Authority, Revenue

   (Saint John Health System) 6%, 2/15/2029                                                   2,500,000                2,547,350

PENNSYLVANIA--1.2%

Pennsylvania Economic Development Financing Authority, RRR

   (Northampton Generating Project) 6.60%, 1/1/2019                                           3,500,000                3,412,675

SOUTH CAROLINA--2.1%

Medical University, Hospital Facilities Revenue

   6%, 7/1/2019                                                                               2,500,000                2,520,850

Piedmont Municipal Power Agency, Electric Revenue:

   6.55%, 1/1/2016                                                                              880,000                  879,921

   5.25%, 1/1/2021                                                                            3,000,000                2,550,750

TEXAS--6.5%

Alliance Airport Authority Inc., Special Facilities Revenue

   (American Airlines Inc. Project) 7.50%, 12/1/2029                                          2,375,000                2,427,487

Dallas-Fort Worth International Airport Facility
   Improvement Corp., Revenue

   (American Airlines, Inc.) 6.375%, 5/1/2035                                                 2,500,000                2,433,550


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Gregg County Health Facilities Development Corp., HR

   (Good Shepherd Medical Center Project)
   6.375%, 10/1/2025                                                                          2,500,000                2,567,550

Port of Corpus Christi Authority, Nueces County,
   General Revenue (Union Pacific)

   5.65%, 12/1/2022                                                                           4,000,000                3,511,840

Texas, Veterans Housing Assistance Program
   6.10%, 6/1/2031                                                                            7,000,000                7,135,590

UTAH--2.1%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           3,485,000                3,318,626

   Zero Coupon, 8/15/2024                                                                     1,080,000                  176,170

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               2,500,000                2,514,875

VERMONT--1.1%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            3,000,000                3,086,730

WASHINGTON--2.5%

Public Utility District No. 1 of Pend Orielle County,
  Electric Revenue

   6.375%, 1/1/2015                                                                           2,000,000                2,070,080

Washington Higher Education Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000                5,017,300

WEST VIRGINIA--4.3%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   6.50%, 4/1/2025                                                                            5,000,000                5,047,400

   5.80%, 6/1/2027                                                                            7,450,000                7,008,513

WISCONSIN--2.8%

Wisconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                                4,750,000                3,972,425

Wisconsin Housing and Economic Development Authority,
   Home Ownership Revenue

   5.75%, 9/1/2028                                                                            4,000,000                3,854,600

WYOMING--1.1%

Sweetwater County, SWDR (FMC Corp. Project)
   7%, 6/1/2024                                                                               3,000,000                3,045,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--4.0%

Puerto Rico Highway and Transportation Authority,
  Transportation Revenue:

      5.06%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (c,d)         3,197,000

      5.06%, 7/1/2038                                                                         5,000,000  (d)           3,996,250

Puerto Rico Infrastructure Financing Authority,

  Special Tax Revenue, Residual Certficates

   4.875%, 7/1/2015                                                                           4,000,000  (c,d)         3,896,720

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $273,878,105)                                                                                               271,700,649
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%
------------------------------------------------------------------------------------------------------------------------------------

WYOMING;

Lincoln County, PCR, VRDN (Exxon Project) 5.60%

   (cost $3,000,000)                                                                          3,000,000  (e)           3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $276,878,105)                                                             98.2%              274,700,649

CASH AND RECEIVABLES (NET)                                                                         1.8%                5,091,139

NET ASSETS                                                                                       100.0%              279,791,788




Summary of Abbreviations

ACA                  American Capital Access

AMBAC                American Municipal Bond

                           Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty

                           Insurance Company

FSA                  Financial Security Assurance

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

MBIA                 Municipal Bond Investors Assurance

                           Insurance Corporation

MFHR                 Multi-Family Housing Revenue

PCR                  Pollution Control Revenue

RRR                  Resources Recovery Revenue

SFMR                 Single Family Mortgage Revenue

SWDR                 Solid Waste Disposal Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              26.4

AA                               Aa                              AA                                               16.0

A                                A                               A                                                21.1

BBB                              Baa                             BBB                                              26.8

F1                               MIG1/P1                         SP1/A1                                            1.1

Not Rated (f)                    Not Rated (f)                   Not Rated( f)                                     8.6

                                                                                                                 100.0



(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENT IN DEFAULT.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2000, THESE SECURITIES AMOUNTED TO $7,093,720 OR 2.5% OF NET ASSETS.

(D)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(G) AT SEPTEMBER 30, 2000, THE FUND HAD $70,692,604 (25.3%) OF NET ASSETS INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           276,878,105    274,700,649

Cash                                                                     25,921

Interest receivable                                                   5,198,296

Receivable for investment securities sold                               196,022

Prepaid expenses                                                          6,047

                                                                    280,126,935
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           170,787

Dividend payable to Preferred Shareholders                               35,211

Commissions payable                                                      44,092

Accrued expenses and other liabilities                                   85,057

                                                                        335,147
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      279,791,788
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A and B, par value $.001 per share

  (4,000 shares issued and outstanding at $25,000 per share

   liquidation preference)--Note 1                                  100,000,000

Common Stock, par value, $.001 per share

   (20,382,927 shares issued and outstanding)                            20,383

Paid-in capital                                                     188,580,337

Accumulated undistributed investment income--net                        146,412

Accumulated net realized gain (loss) on investments                  (6,777,888)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            (2,177,456)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        179,791,788
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      279,791,788
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Capital Stock authorized)     20,382,927

NET ASSET VALUE, per share of Common Stock                                 8.82

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2000

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,659,584

EXPENSES:

Management fee--Note 3(a)                                            1,920,668

Commission fees--Note 1                                                297,017

Professional fees                                                      163,290

Shareholders' reports                                                   60,770

Shareholder servicing costs--Note 3(b)                                  60,674

Directors' fees and expenses--Note 3(c)                                 36,630

Custodian fees--Note 3(b)                                               22,373

Registration fees                                                        8,458

Miscellaneous                                                           15,690

TOTAL EXPENSES                                                       2,585,570

INVESTMENT INCOME--NET                                              15,074,014
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,054,513)

Net unrealized appreciation (depreciation) on investments             (662,672)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,717,185)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,356,829

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,074,014           10,991,791

Net realized gain (loss) on investments        (1,054,513)            (540,505)

Net unrealized appreciation (depreciation)
   on investments                                (662,672)         (14,626,753)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   13,356,829           (4,175,467)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (10,762,185)         (11,084,592)

Preferred Stock                               (4,007,246)            (102,466)

TOTAL DIVIDENDS                              (14,769,431)         (11,187,058)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock            --           100,000,000

Dividends reinvested--Note 1(c)                      --               372,814

Offering cost charged to paid-in capital resulting

   from the issuance of Preferred Stock        (110,503)           (1,200,000)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (110,503)           99,172,814

TOTAL INCREASE (DECREASE) IN NET ASSETS      (1,523,105)           83,810,289
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         281,314,893           197,504,604

END OF PERIOD                               279,791,788           281,314,893

Undistributed investment income--net            146,412             (158,171)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING AS A

   RESULT OF DIVIDENDS REINVESTED                  --                 38,754

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and, with respect to common stock, market price data for the fund's common shares.



                                                                                         Year Ended September 30,
                                                                --------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.90           9.71           9.55           9.60          9.74

Investment Operations:

Investment income--net                                            .74            .53            .55            .61           .64

Net realized and unrealized

   gain (loss) on investments                                    (.08)          (.73)           .21           (.02)         (.16)

Total from Investment Operations                                  .66           (.20)           .76            .59           .48

Distributions:

Dividends from

  investment income--net:

   Common Stock                                                  (.53)          (.54)          (.60)         (.64)          (.62)

   Preferred Stock                                               (.20)          (.01)             --           --             --

Total Distributions                                              (.73)          (.55)          (.60)         (.64)          (.62)

Capital Stock transaction--net

   effect of Preferred Stock offering                            (.01)          (.06)             --            --            --

Net asset value, end of period                                   8.82           8.90            9.71          9.55          9.60

Market value, end of period                                      77_8           75_8          911_16         103_8         99_16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            10.71         (16.35)           (.69)        15.90          8.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable to Common Stock                         1.48(b,c)       .85(b,c)        .82           .82           .83

Ratio of net investment income to average
   net assets applicable to Common Stock                         8.64(b,c)      5.72(b,c)       5.75          6.36          6.61

Portfolio Turnover Rate                                         22.47          35.55            8.84         10.67          8.56

Asset coverage of Preferred Stock,

   end of period                                                  280            281             --             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred Stock,

   end of period ($ x 1,000)                                  179,792         181,315        197,505       193,578       193,165

Preferred Stock outstanding,

   end of period ($ x 1,000)                                  100,000         100,000           --             --            --



(A) CALCULATED BASED ON MARKET VALUE.

(B) DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(C) THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .94% AND 5.49%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND .84% AND 5.63%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DMF.

The fund issued 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (" APS" ), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Bankers Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Martin D. Fife and Whitney I. Gerard to represent holders of APS on the fund's Board of Directors.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted    accounting    principles    which    may    require   the   use   of

management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued daily by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c)  Dividends  to  shareholders  of  Common  Stock  (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On September 29, 2000, the Board of Directors declared a cash dividend to Common Shareholders of $.044 per share from investment income-net, payable on October 27, 2000 to Common Shareholders of record as of the close of business on October 13, 2000.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days. Prior to February 29, 2000, dividends were reset every 28 days. The dividend rates in effect at September 30, 2000 were as follows: Series A 4.30% and Series B 4.25%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $6,148,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. The amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting
principles.    If    not

applied,  $5,000,000  of  the  carryover  expires  in fiscal 2004 and $1,148,000
expires    in    fiscal    2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 2000.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2000, the fund was charged $59,532 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2000, the fund was charged $22,373 pursuant to the custody agreement.

(c)  Each  Board  member also serves as a Board member of other funds within the
Dreyfus   complex   (collectively,   the  "Fund  Group" ). Effective

                                                                       The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $64,323,564 and $60,434,018 respectively.

At September 30, 2000, accumulated net unrealized depreciation on investments was $2,177,456, consisting of $7,377,649 gross unrealized appreciation and $9,555,105 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 6, 2000

                                                             The Fund


DIVIDEND REINVESTMENT PLAN (Unaudited)

Under the fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.


The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment
of    dividends    or    distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2000 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


PROXY RESULTS (Unaudited)

During the fiscal year ended September 30, 2000, holders of common stock and holders of Auction Preferred Stock ("APS") voted together as a single class
(except as noted below) on the following proposals presented at the annual shareholders' meeting held on May 19, 2000. The description of each proposal and the number of shares voted are as follows:



                                                                                                        Shares
                                                                                    -----------------------------------------------

                                                                                          For                 Authority Withheld
                                                                                    -----------------------------------------------

To elect three Class I Directors:*

      Lucy Wilson Benson                                                            16,438,171                           332,268

      David W. Burke                                                                16,462,516                           307,923

      Martin D. Fife **                                                                  3,728                                 1

                                                                                            Shares
                                                           -------------------------------------------------------------------------

                                                                 For                        Against                   Abstained
                                                           -------------------------------------------------------------------------

To ratify the selection of

Ernst & Young LLP as

independent auditors for
the fund                                                   16,466,788                       100,483                     203,168



*  THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2003.

**ELECTED SOLELY BY APS HOLDERS. COMMON STOCKHOLDERS WERE NOT ENTITLED TO VOTE.

                                                             The Fund





OFFICERS AND DIRECTORS

Dreyfus Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife*

Whitney I. Gerard*

Robert R. Glauber

Arthur A. Hartman

George L. Perry

Paul Wolfowitz

* ACTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Joseph P. Darcy

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Robert R. Mullery

Assistant Secretary

      Steven F. Newman

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

PORTFOLIO MANAGERS (CONTINUED)

Joseph A. Irace

Colleen A. Meehan

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A. (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DMF

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                                                           For More Information

                        Dreyfus  Municipal Income, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent and Registrar (Common Stock)

                        Mellon Bank, N.A.

                        85 Challenger Road

                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                   424AR009